    Exhibit 10.2

THIRD AMENDMENT TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT
This THIRD AMENDMENT TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Amendment”) is made as of March 16, 2021 (the “Effective Date”) by iHeartMedia, Inc. (the “Company”) and Robert W. Pittman (the “Employee”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as defined below).
W I T N E S S E T H.
WHEREAS, the parties hereto desire to amend the Amended and Restated Employment Agreement, dated as of January 13, 2014, as subsequently amended May 1, 2019 and June 4, 2020, by and between the Company and the Employee (the “Agreement”), as set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Section 3(B) of the Agreement is hereby deleted and replaced in its entirety with the following:
“Effective for calendar year 2021 and for each calendar year during the Employment Period thereafter, the Employee shall be eligible to receive an annual cash performance bonus under the Company’s annual bonus plan as may be in effect from time to time, with a target value equal to Three Million and Four Hundred Thousand Dollars ($3,400,000.00) (the “Target Bonus”). The actual amount of such performance bonus shall be based upon the attainment of one or more pre-established performance goals set by the Compensation Committee of the Board in its sole discretion no later than March 31 of the applicable calendar year, following good faith consultation with the Employee. The payment of any such annual bonus, to the extent such annual bonus becomes payable, shall be subject to the Employee’s employment by the Company through December 31 of the calendar year to which the bonus relates, and shall be paid on the date on which annual bonuses are paid generally to the Company’s senior executives (but in no event later than March 15th of the calendar year following the calendar year in which such annual bonus relates).”
2.Exhibit B of the Agreement is hereby deleted and replaced in its entirety with the phrase “[RESERVED]”.
3.Except as specifically set forth herein, the Agreement and all of its terms and conditions remain in full force and effect, and the Agreement is hereby ratified and confirmed in all respects, except that on or after the date of this Amendment this Amendment shall be incorporated in and form a part of the Agreement, and all references in the Agreement to “this Agreement,” “hereto,” “hereof,” “hereunder,” or words of like import shall mean the Agreement as amended by this Amendment.
4.This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and such counterpart together shall constitute one and the same instrument.
5.This Amendment, including the validity, interpretation, construction and performance of this Amendment, shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in such State, without regard to such State’s conflicts of law principles.

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6.This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. Except as expressly provided herein, all terms and conditions of the Agreement shall remain in full force and effect. The Agreement, as amended by this Amendment, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.
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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
iHeartMedia, Inc.

By:/s/ Jordan R. Fasbender
Name:    Jordan R. Fasbender
Title: Executive Vice President, General Counsel & Secretary

Employee

  /s/ Robert W. Pittman
Robert W. Pittman

[SIGNATURE PAGE TO THIRD AMENDMENT TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT]

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